ClearShares OCIO ETF
Schedule of Investments
February 28, 2021 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS - 99.9%
	Domestic Equity - 40.7%
10,999	iShares Core S&P 500 ETF	$4,199,088
5,437	iShares Core S&P Mid-Cap ETF (b)	1,355,009
28,023	iShares Core S&P Small-Cap ETF (b)	2,944,937
68,684	iShares MSCI USA Min Vol Factor ETF (b)	4,518,034
30,356	iShares Preferred & Income Securities ETF (b)	1,134,404
81,650	Schwab 1000 Index ETF	3,114,947
68,123	Schwab U.S. Dividend Equity ETF	4,592,171
102,580	SPDR Portfolio S&P 1500 Composite Stock Market ETF (b)	4,846,905
7,583	SPDR S&P 500 ETF Trust	2,884,270
19,803	Vanguard Growth ETF (b)	5,007,981
11,281	Vanguard S&P 500 ETF	3,943,725
23,446	Vanguard Total Stock Market ETF (b)	4,691,076
44,772	Vanguard Value ETF	5,548,146
		48,780,693
	Global Equity - 23.3%
75,723	iShares Core MSCI EAFE ETF	5,325,599
80,712	iShares Core MSCI Total International Stock ETF	5,562,671
93,591	Vanguard FTSE All-World ex-US ETF (b)	5,596,742
118,330	Vanguard FTSE Developed Markets ETF	5,681,023
109,272	Vanguard FTSE Emerging Markets ETF (b)	5,735,687
		27,901,722
	Fixed Income - 35.9%
21,182	ClearShares Ultra-Short Maturity ETF (c)	2,119,577
29,327	iShares Broad USD High Yield Corporate Bond ETF	1,203,580
88,518	iShares Core Total USD Bond Market ETF (b)	4,723,321
42,126	iShares Core U.S. Aggregate Bond ETF	4,858,813
36,558	iShares GNMA Bond ETF	1,839,964
14,179	iShares Intermediate Government/Credit Bond ETF	1,643,488
50,814	Schwab U.S. Aggregate Bond ETF	2,779,018
19,968	Schwab U.S. TIPS ETF	1,223,240
138,436	SPDR Portfolio Aggregate Bond ETF (b)	4,158,617
32,540	Vanguard Intermediate-Term Bond ETF (b)	2,939,013
35,142	Vanguard Intermediate-Term Corporate Bond ETF (b)	3,323,730
35,209	Vanguard Intermediate-Term Treasury ETF	2,397,381
19,854	Vanguard Mortgage-Backed Securities ETF	1,066,755
34,103	Vanguard Short-Term Bond ETF (b)	2,811,110
21,619	Vanguard Short-Term Corporate Bond ETF	1,789,188
48,062	Vanguard Total Bond Market ETF	4,130,448
		43,007,243
	TOTAL EXCHANGE-TRADED FUNDS (Cost $100,952,660)	119,689,658

	SHORT-TERM INVESTMENTS - 0.1%
191,030	First American Government Obligations Fund, Class X, 0.03% (a)	191,030
	TOTAL SHORT-TERM INVESTMENTS (Cost $191,030)	191,030

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.6%
40,218,765	Mount Vernon Liquid Assets Portfolio, LLC, 0.13% (a)(d)	40,218,765
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $40,218,765)	40,218,765
	TOTAL INVESTMENTS - 133.6% (Cost $141,362,455)	160,099,453
	Liabilities in Excess of Other Assets - (33.6)%	(40,263,973)
	NET ASSETS - 100.0%	$119,835,480

	Percentages are stated as a percent of net assets.

(a)	Annualized seven-day yield as of February 28, 2021.
(b)	All or a portion of this security is out on loan as of February 28, 2021. Total value of securities out on loan is $39,328,388 or 32.8% of net assets.
(c)	Affiliated exchange-traded fund.
(d)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at February 28, 2021 (Unaudited)
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021:

ClearShares OCIO ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$119,689,658	-	-	$119,689,658
Short-Term Investments	191,030	-	-	191,030
Investments Purchased with Proceeds From Securities Lending	-	40,218,765	-	40,218,765
Total Investments in Securities	$119,880,688	$40,218,765	$-	$160,099,453
^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended February 28, 2021, there were no transfers into or out of Level 3 for the Fund.

Transactions with Affiliated Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF
Beginning Value at June 1, 2020	$3,432,157
Gross Purchases	550,780
Gross Sales	(1,862,037)
Net Change in Unrealized Appreciation (Depreciation)	25
Net Realized Gain (Loss) on Sales	(1,348)
Value as of February 28, 2021	$2,119,577
Shares held at February 28, 2021	21,182
Dividend Income	$11,987